                                                                   EXHIBIT 32.2


                    Certification of Chief Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

         I, Denise Barton, Chief Financial Officer of Atlantic Coast Entertainment Holdings, Inc. and ACE Gaming, LLC, ( the "Registrants") certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2004 of the Registrant (the "Report"):

         (1)      The Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Denise Barton
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Name: Denise Barton

Date: November 18, 2004




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